                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

(x)   Filed by the Registrant
( )   Filed by a Party other than the Registrant
      Check the appropriate box:
( )   Preliminary proxy statement
( )   Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
(x)   Definitive proxy statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to ss.240.14a-12

                                  FANSTEEL INC.
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      ---------------------------------------------------------------------
      (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK APPROPRIATE BOX) :

(X)    NO FEE REQUIRED.
( )    FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I) (1) AND 0-11.
         TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

         (1) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

         (2) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
             PURSUANT TO EXCHANGE ACT RULE (2) 0-11 (SET FORTH THE AMOUNT ON
             WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED)
             :

         (3) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSATION:

         (4) TOTAL FEE PAID:

         (5) FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

         ( ) CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
             ACT RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE
             OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY
             REGISTRATION STATEMENT NUMBER, OF THE FORM OR SCHEDULE AND THE DATE
             OF ITS FILING.

         (1) AMOUNT PREVIOUSLY PAID:

         (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

         (3) FILING PARTY:

         (4) DATE FILED:

                                  FANSTEEL INC.
                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 9, 2005

To Stockholders of                                      November 7, 2005
Fansteel Inc.

NOTICE IS HEREBY GIVEN to the holders of Common Stock, par value $0.01 per share
("Common Stock"), of Fansteel Inc., a Delaware corporation (the "Corporation"), that the Annual Meeting of Stockholders (the "Annual Meeting") of the
Corporation, will be held on December 9, 2005 at 9:00 A.M. Central time, for the following purposes:

     1.   Ratify the appointment of BDO Seidman, LLP as auditors of the
          Corporation for the year ending December 31, 2005.

     2.   To elect members of the Board of Directors to serve until the next
          Annual Meeting and until their successors are duly elected and qualify.

     3.   Transact such other business as may properly come before the Annual
          Meeting or any adjournments thereof.

Information relating to the above matters is set forth in the attached proxy statement. The Board of Directors and management of the Corporation are not aware of any other matters that will come before the Annual Meeting. As determined by the Board of Directors, only stockholders of record at the close of business on October 24, 2005 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS ENCOURAGES ALL STOCKHOLDERS TO PERSONALLY ATTEND THE
ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES
YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE
REQUESTED TO PROMPTLY DATE, COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN
THE ENCLOSED ACCOMPANYING POSTAGE-PAID ENVELOPE IN ORDER THAT YOUR SHARES OF OUR
COMMON STOCK MAY BE REPRESENTED. YOUR COOPERATION IS GREATLY APPRECIATED.

                                        By Order of the Board of Directors,

                                        /s/ R. Michael McEntee

                                        R. Michael McEntee
                                        Vice President, Chief Financial Officer
                                        and Secretary

                                  FANSTEEL INC.
                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064

                      SUMMARY TERM SHEET - PROXY STATEMENT

This summary term sheet, including the "Questions and Answers About the Meeting and the Proposals" section that follows, highlights selected information from the attached proxy statement for the 2004 Annual Meeting of our stockholders
This summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in, or accompanying, the proxy statement, including the financial statements in our annual report, which accompanies and is incorporated by reference into the proxy statement. References to the
"Corporation," "us," "we," "our" or "Fansteel" refers to Fansteel Inc., a
Delaware corporation.

            QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q:  WHAT IS THE TIME AND PLACE OF THE ANNUAL MEETING?

A: The Annual Meeting will be held at Union League Club, 65 West Jackson Blvd.,
Chicago, Illinois, 60604, on December 9, 2005 at 9:00 A.M. Central time.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: You are being asked to vote to elect four directors, ratify the appointment of independent auditors, and to transact such other business as may properly come before the meeting.

Q:  WHAT IS THE VOTING RECOMMENDATION OF OUR BOARD OF DIRECTORS?

A: Our Board of Directors recommends that you vote "FOR" the ratification of the independent auditors and "FOR" the election to the Board of Directors of each nominee named in the proxy statement.

Q:  WHAT SHARES CAN I VOTE?

A: You may vote all shares of our Common Stock that you own as of the close of business on the record date, which is October 24, 2005. These shares include (1)
shares held directly in your name as the "holder of record," and (2) shares held for you in "street name" as the "beneficial owner" through a nominee (such as a broker or bank). Nominees may have different procedures and, if you own shares in street name, you should contact them prior to voting.

Q:  CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold your shares directly as the stockholder of record or beneficially in "street name," you may direct your vote without attending the
Annual Meeting. You may vote by signing your proxy card or, for shares held in
"street name," by signing the voting instruction card included by your broker or nominee and mailing it in the enclosed, preaddressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How are votes counted?"

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the
Annual Meeting. For shares held directly in your name, you may change your vote by signing a new proxy card bearing a later date (which automatically revokes the earlier dated proxy card) or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously signed proxy card to be revoked unless you specifically so request. For shares held beneficially by you in street name, you may change your vote by submitting new voting instructions to you broker or nominee.

                           (Continued on Reverse Side)

                      SUMMARY TERM SHEET - PROXY STATEMENT

Q: WHAT ARE THE VOTING REQUIREMENTS TO RATIFY APPOINTMENT OF INDEPENDENT
AUDITORS AND ELECT DIRECTORS?

A: Ratification of the appointment of BDO Seidman, LLP, as auditor for the year ending December 31, 2005, will require the affirmative vote of a majority(1) of the votes cast on such proposal at the Annual Meeting. The election of nominees to our Board of Directors will be determined by a plurality(2) of the votes of the shares of our Common Stock present in person or represented by proxy at the
Annual Meeting.

Q:  HOW ARE VOTES COUNTED?

A: You may vote "FOR," "AGAINST," or "ABSTAIN". If you "ABSTAIN" on the proposal to ratification of the auditors, it will have no effect on the votes cast. If you sign and date your proxy card with no further instructions, your shares will be voted "FOR" the election of each nominee for our Board of Directors named in the proxy statement, all in accordance with the recommendations of our Board of
Directors.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the SEC.

--------
(1)  A number of votes greater than one-half of the votes from all eligible shares.

(2)  The four candidates receiving the highest number of votes of all eligible candidates.

                                  FANSTEEL INC.
                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064

                                   ----------

                                 PROXY STATEMENT

This proxy statement is furnished by our Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of stockholders to be held on December 9, 2005, at 9:00 A.M. Central time, and at any adjournments thereof. This proxy statement and the accompanying proxy is first being mailed to holders of our shares of Common Stock on or about November 7, 2005.

     You are being asked to vote on the following proposals:

     1.   Ratification of the appointment of BDO Seidman, LLP, as auditors of the Corporation for the year ended December 31, 2005.

     2.   To elect members of our Board of Directors to serve until the next
          Annual Meeting of our stockholders and until their successors are duly elected and qualify.

     3.   To transact such other business as may properly come before the Annual
          Meeting or any adjournments thereof.

                          PROXIES AND VOTING PROCEDURES

Only stockholders of record at the close of business on October 24, 2005, the record date, are entitled to notice of, and to vote at, the Annual Meeting of our stockholders. As of the close of business on such date, 3,240,000 shares of our Common Stock were outstanding and eligible to be voted. Each share of our
Common Stock is entitled to one vote on each matter submitted to our stockholders. Where a specific instruction is given in the proxy, the proxy will be voted in accordance with such instruction. If no such instruction is given, the proxy will be voted FOR the nominees to the Board of Directors named below, and FOR ratification of the appointment of auditors, and in the discretion of the proxies with respect to any other matter that is properly brought before the
Annual Meeting.

Any stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or a duly executed proxy bearing a later date to the Corporate Secretary of Fansteel, Inc.
(R. Michael McEntee; Vice President, Chief Financial Officer and Secretary) or
by appearing at the Annual Meeting and revoking his or her proxy and voting in person.

In order to ratify the appointment of the auditors, the proposal has to receive the votes of a majority of the votes cast, so abstaining will have no effect.
The candidates for election to our Board of Directors who receive the highest number of affirmative votes will be elected. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions form their customers, referred to as "broker non-votes," are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by stockholders, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

                               PROXY SOLICITATION

This solicitation of proxies is made on behalf of our Board of Directors, and the costs thereof will be borne by us. We will reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees, none of whom will receive any compensation therefore in addition to their regular compensation, may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and by telephone.

                                 PROPOSAL NO. 1

     RATIFICATION OF APPOINTMENT OF BDO SEIDMAN LLP AS INDEPENDENT AUDITORS

                              SELECTION OF AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, favors ratification of the appointment of BDO Seidman LLP, Certified Public
Accountants, as auditors for the Company for the year ending December 31, 2005.
Representatives of BDO Seidman LLP are expected to attend the meeting; they will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The stockholders are being asked to vote on the selection of BDO Seidman LLP and that the stockholders vote FOR that proposal.

AUDIT AND NON-AUDIT FEES

         The Company engaged Ernst & Young LLP as its auditors through the second quarter of 2004 for the quarterly reviews of the Company's financial statements and other audit matters. The Company engaged the firm of BDO Seidman,
LLP for the third quarter 2004 review and the audit of the annual financial statements for the year ending December 31, 2004, and the reviews of the financial statements included in the Company's Form 10-K for the year ending
December 31, 2004.

         The following table presents fees for professional audit services rendered by BDO Seidman, LLP or Ernst and Young LLP for the audit of the
Company's annual financial statements for the years ended December 31, 2004 and
December 31, 2003 and fees billed for other services, if any, rendered by BDO
Seidman, LLP or Ernst and Young LLP during those periods.

                                                        2004                                         2003
                              ----------------------------------------------------------      -------------------
                               BDO Seidman, LLP       Ernst and Young                          Ernst and Young
                                                            LLP               Total                  LLP
                              -------------------    ------------------    -------------      -------------------

Audit fees(1)                          $ 185,000              $ 66,000         $251,000                 $300,000
Audit-related fees(2)                          -                     -                -                        -
Tax fees(3)                                    -                     -                -                        -
All other fees(4)                              -                     -                -                        -
                              -------------------    ------------------    -------------      -------------------
Total                                  $ 185,000              $ 66,000        $ 251,000                 $300,000
                              ===================    ==================    =============      ===================

(1)  Audit fees consisted principally of audit work performed on the consolidated financial statements and internal control over financial reporting, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)  The Company did not engage BDO Seidman, LLP or Ernst & Young LLP for other audit related services.

(3)  The Company did not engage BDO Seidman, LLP or Ernst & Young LLP for tax services.

(4)  The Company did not engage BDO Seidman, LLP or Ernst & Young LLP for other services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit
Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

       Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

(1)  Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

(2)  Audit related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(3)  Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm's tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development, supporting other tax-related regulatory requirements; and tax compliance and reporting.

(4)  All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

       Prior to the engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

       The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the Audit Committee at its next scheduled meeting.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

Our Board of Directors has nominated Gary L. Tessitore, Jeffrey G. Vogelsang,
David A. Groshoff, and John R. Parker to be elected at the 2004 Annual Meeting as members of our Board of Directors, to serve until the next Annual Meeting and until their respective successors are elected. If for any reason any nominee does not stand for election, the proxies solicited by this proxy statement will be voted in favor of the remainder of those named and may be voted for a substitute nominee in place of such nominee. Our management, however, has no reason to expect that any of the nominees will not stand for election.

Our Bylaws provided that our Board of Directors shall consist of five members and that any vacancies on our Board of Directors, from whatever cause arising, including newly-created directorships, may be filled by the remaining directors until the next meeting of our stockholders. By resolution and subsequent amendment to the bylaws of Fansteel, Inc., the number of members of the Board of
Directors has been reduced from five (5) to four (4).

Biographical summaries and ages of the nominees as of October 31, 2005 are set forth below, as well as data with respect to the number of shares of our Common
Stock beneficially owned by each of them. All such information has been furnished to us by the nominees.

                                                                                           YEAR IN      SHARES OF
                                                                                         WHICH FIRST     COMMON
                                                                                           BECAME          STOCK         %
                                                                                         DIRECTOR OF       OWNED         OF
NAME            AGE          PRINCIPAL BUSINESS EXPERIENCE AND OTHER INFORMATION           COMPANY      BENEFICIALLY   CLASS
----            ---          ---------------------------------------------------           -------      ------------   -----
G.L. Tessitore   60    Director, Chairman, President and Chief Executive Officer -          1999           6,994        0.2%
                       Mr. Tessitore has been Director, Chairman, President and
                       Chief Executive Officer of Fansteel since January 1999.

J.G. Vogelsang   39    Director - Mr. Vogelsang is the Managing Partner of Promontory       2004            None        0.0%
                       Partners, a financial consulting firm that he founded in
                       January 2002. From 2001 to 2002, he was a turnaround and
                       crises manager for Jay Alix & Associates, a firm specializing in large corporate restructurings. Prior to his tenure in
                       turnaround consulting, Mr. Vogelsang spent six years as an investment banker with Firstar Capital markets, a division of
                       Firstar Bank.

D.A. Groshoff    33    Director - Mr. Groshoff is Vice President of JP Morgan High          2004            None        0.0%
                       Yield Partners and Chief Compliance Officer for the Pacholder
                       High Yield Fund, Inc. Prior to joining JPMorgan (at that time
                       Pacholder Associates, Inc.) in 1997, Mr. Groshoff worked in private legal practice in Cincinnati, Ohio. Mr. Groshoff is also a member of the Board of Directors of Allis-Chalmers
                       Energy, Inc., an oil and natural gas exploration services
                       company listed on the American Stock Exchange.

J.R. Parker      61    Director - Mr. Parker retired in 2005 from being Vice                2004            None        0.0%
                       President and Chief Operating Officer of Thomas More College,
                       Crestview Hills, Kentucky. Prior to that, Mr. Parker served as
                       Vice President and Chief Financial Officer of NS Group, Inc.,
                       a specialty steel manufacturing company, from 1981 through
                       2000. Mr. Parker is also a member of the Board of Directors of
                       Keystone Consolidated Industries., a publicly traded steel wire and rod manufacturer.

All directors were appointed to the Company upon emergence from Chapter 11 protection on January 23, 2004. The directors are elected at the annual meeting of stockholders and each director shall hold office until a successor has been elected.

The Company has a separately designated standing audit committee (the "Audit
Committee") established in accordance with Section 3(a)(58)(A) of the Exchange
Act. The members of the Audit Committee are J.R. Parker (Chairman), and J.G.
Vogelsang. The Company's board of directors has determined that Mr. Parker is an
"audit committee financial expert" and is an "independent" director, as defined by the Securities and Exchange Commission's rules.

Except as described below with respect to their employment agreements, all executive officers serve at the pleasure of the Company's Board of Directors.

                                  VOTE REQUIRED

Except where authority to vote for nominees has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted "FOR" the nominees named above. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected to our Board of Directors.
Abstentions and broker "non-votes" are not counted as votes cast for the purpose of electing directors.

                      RECOMMENDATION OF BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF OUR
NOMINEES TO OUR BOARD OF DIRECTORS.

                           GOVERNANCE OF FANSTEEL INC.

                               BOARD OF DIRECTORS

Our Board of Directors currently has five members, four of whom meet the standard for independence. One member of the current Board of Directors, Richard
Burkhart, has chosen not to stand for reelection. Only independent directors serve on our audit committee. In 2004, our Board of Directors held six meetings.
In 2005, our Board of Directors has held six meetings through October 31, 2005.
All of our Directors attended all the Board meetings and the respective committee meetings in 2004 and 2005.

                        COMMITTEES OF BOARD OF DIRECTORS

In 2004, our Board of Directors had two ongoing committees: the audit committee and the compensation committee. In 2004, the audit committee met four times, and the compensation committee met one time. Through October 31, 2005, the audit committee has met three times and the compensation committee met once. These committees are described below.

                                 AUDIT COMMITTEE

In 2004, John R. Parker (Chairman), Richard R. Burkhart, Jeffrey G. Vogelsang
and David A. Groshoff were the members of our audit committee. In November 2004,
Mr. Groshoff announced his resignation as a member of that committee. Therefore, in accordance with its power to increase or decrease the number of members of the audit committee, the Board of Directors has determined, by resolution, to decrease the number of members of the audit committee from four (4) to three
(3). Our Board of Directors has determined that the remaining audit committee members meet the standard for independence. In addition, our Board of Directors has determined that at least one member of our audit committee meets the standard of having accounting or related financial management expertise. Our
Board of Directors has also determined that John R. Parker meets the SEC criteria of an "audit committee financial expert." Mr. Parker's extensive background and experience includes professional training and experience as a
CPA, and service as the Chief Financial Officer of publicly traded corporations.

Our audit committee operates pursuant to a charter, which can be viewed at our web site at www.fansteel.com. The charter gives our audit committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors. Our audit committee charter gives this committee broad authority to fulfill its obligations under SEC rules and regulations. The audit committee report is set forth elsewhere herein.

                             COMPENSATION COMMITTEE

In 2004, Jeffrey G. Vogelsang (Chairman), Richard R. Burkhart, John R. Parker
and David A. Groshoff were members of our compensation committee. Our Board of
Directors has determined that the committee members meet the standard for independence. Our compensation committee develops and makes recommendations to our Board of Directors with respect to our compensation policies; recommends to our Board of Directors the compensation to be paid to executive officers;
administers the Fansteel Bonus Plan and 401(K) Savings Plan; and performs such other duties as may be assigned to it by our Board of Directors.

                            COMPENSATION OF DIRECTORS

Directors, other than the Chairman of Fansteel, Inc. and directors considered to be our employees, receive a monthly cash retainer of $1,667.

In addition, each non-employee director (other than the Chairman of Fansteel,
Inc.) serving as a committee chairman receives an additional $1,500 annual cash retainer, paid over twelve equal monthly installments.

             EMPLOYEE CODE OF ETHICS AND CONFLICT OF INTEREST POLICY

In December 2004, we adopted a code of ethics that applies to all of our employees, officers and directors, including our principal executive officer and our senior financial officers. We require all of our employees to adhere to our code of ethics in addressing legal and ethical issues encountered in conducting their work. Our code of ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. All of our employees are required to certify that they have reviewed and understood our code of ethics.

In addition, all employees who, because of their responsibilities are thought to be in sensitive positions and who may, therefore, be placed in conflicts of interest situations, are required to certify as to their compliance with our conflicts of interest policy. A copy of our code of ethics is posted on our website at www.fansteel.com.

                             EXECUTIVE COMPENSATION

 The following tables set forth compensation received by our Chief Executive
Officer and each of our executive officers for the last three fiscal years:

SUMMARY COMPENSATION TABLE

                                                           Annual Compensation
                                    -----------------------------------------------------------
       Name & Principal                                                                              All Other
           Position                    Year          Salary          Bonus            Other        Compensation(1)
--------------------------------    ----------    ------------    ------------    -------------    ---------------

Gary L. Tessitore                      2004         $ 400,000      $  80,000        $  10,877         $  3,000
   Chairman of the Board,              2003           400,000        120,000           47,306            3,000
   President and Chief                 2002           400,000              -           44,868            2,750
   Executive Officer

R. Michael McEntee                     2004           216,132         34,581            9,291            3,000
   Vice President and                  2003           216,132         51,873           18,538            3,000
   Chief Financial Officer             2002           216,132              -           18,182            3,000

(1)  Amounts of All Other Compensation are amounts contributed or accrued for fiscal years 2002, 2003 and 2004 under the Company's Savings and Profit
     Sharing Plan.

All stock options granted in years prior to the Company's emergence from bankruptcy on January 23, 2004 were canceled as part of the plan of reorganization. No stock options have been granted since the emergence from bankruptcy.

The Company's Pension Plan covering Executive Officers was terminated on
December 15, 2003, and the Pension Benefit Guarantee Corporation ("PBGC") is now
the statutory trustee and controls the Plan. The annual pension benefits payable under the Pension Plan are limited by the PBGC. The maximum benefit guarantee for plans terminated in 2003 for workers who retire at age 65 is $43,977. The
PBGC has not yet determined the pension benefit for executive officers after the
Pension Plan termination.

Fansteel's directors, other than the Chairman of Fansteel, Inc. and directors considered to be our employees, each receive annual compensation of $20,000, paid in equal installments over 12 months, for their services as members of the
Company's Board of Directors. Committee chairpersons receive annual compensation of $1,500, paid in equal installments over 12 months, for their services as chairperson.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
DECISIONS

There were no "Compensation Committee Interlocks" during fiscal year 2004.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company reviews all matters relating to executive compensation and reports its actions and recommendations to the Board of Directors.

The Company's policy on executive officer compensation is to provide compensation that enables the Company to attract and retain a highly qualified complement of executive officers. As part of the Plan of Reorganization, it was determined that retaining the existing executive officers was integral to the execution of the Plan. Therefore, the two executive officers agreed to employment contracts on January 16, 2004 and subsequently amended as of October
22, 2004, for an initial term of two years commencing on January 23, 2004, subject to one-year automatic renewals if notice of non-renewal is not provided by a party within the time period set forth in the agreement. The Company's compensation package under the employment agreement consisted of three key parts: base salary, a potential annual bonus, and equity-related compensation.
These employment contracts were previously filed as Exhibit 10.1 and Exhibit
10.2 to the Company's Form 10-Q filed on November 12, 2004, and incorporated herein by reference.

Base Salary. Base salaries were set at the level received for the past three years. These base salaries had been set near the median for similarly sized businesses competing in the same or similar industries as the Company. The sources of comparisons were publications dealing with executive compensation.
The information reported in those publications does not usually reveal the identity of the companies, which were the subject of the reports. The companies that were the basis of that information, accordingly, were not necessarily those that comprise the peer group for comparison of shareholder returns. By setting salaries at a median level, the Company believed that it could attract and retain the caliber of executive officer desired.

Incentive Compensation. The executive officers are eligible to participate in a bonus plan. No bonus plan was established for 2004. For 2005 a bonus plan has been established based on factors to generate cash, which is key in the achievement of viability, growth, and meeting requirements for environmental remediation. Based on attainment of budgeted EBITDA and cash flow, a bonus can be earned as a percentage of salary ranging from 5% to 50% of base salary.

Equity-Related Compensation. As part of the Plan of Reorganization, the Company reserved 5% of the authorized common stock or 180,000 shares for stock options.
The executive officers are entitled to participate in the stock option plan. No stock option plan has been implemented.

Chief Executive Officer Compensation. G. L. Tessitore was elected as the
Company's Chairman of the Board, President and Chief Executive Officer on
January 26, 1999 and retained the post after emergence from bankruptcy. Mr.
Tessitore's compensation was set by the Company at a level determined to be necessary to attract an individual with the requisite background and capabilities to serve as Chief Executive Officer. Mr. Tessitore's annual base salary has not increased since April 26, 2000. Mr. Tessitore received $80,000 in
2004 pursuant to the Key Employee Retention Plan approved by the Bankruptcy
Court based on the Company's emergence from bankruptcy on January 23, 2004.

 Other Matters. The Company does not anticipate that it will be affected in the future by Section 162(m) of the Internal Revenue Code, which imposes an annual limit of $1,000,000 per person on the federal income tax deduction for executive compensation. If the Company should determine that this limitation might impact the Company, the Company would likely take the necessary steps to bring its compensation programs into compliance with Section 162(m) so that non-deductibility would be avoided.

J. G. Vogelsang, Chairman of the Committee
R. R. Burkhart
D. A. Groshoff
J. R. Parker

EMPLOYMENT AGREEMENTS

As part of the Plan, the Company entered into an employment agreement with G.L.
Tessitore, dated January 16, 2004 and subsequently amended as of October 22,
2004, for an initial term of two years commencing on January 23, 2004, subject to one-year automatic renewals if notice of non-renewal is not provided by a party within the time period set forth in the agreement. The employment agreement provides that Mr. Tessitore will receive an annual base salary of
$400,000, subject to upward adjustment by the Board of Directors of Fansteel
Inc. in its sole discretion, a potential annual bonus, a car allowance, and participation in employee benefit plans and, if applicable, stock option plans.

If Mr. Tessitore's employment is terminated by reason of death or disability, he or his legal representatives will be entitled to receive payment of Mr.
Tessitore's accrued but unpaid base salary and bonus, accrued but unused vacation time, and certain specified unreimbursed expenses. If Mr. Tessitore's employment agreement is terminated for "Cause" (as defined in the agreement), voluntarily by Mr. Tessitore without "Good Reason" (as defined in the agreement), or upon expiration of the term of the agreement without an earlier termination thereunder, Mr. Tessitore will be entitled to receive payment of his accrued but unpaid base salary, accrued but unused vacation time, and certain specified unreimbursed expenses. If Mr. Tessitore's employment is terminated without "Cause" or by him for "Good Reason," he will be entitled to receive monthly installments of his base salary for twelve months from the date of termination, payment of a pro rata portion of his bonus for the year of termination, continuation for a period of twelve months of all employee benefits under the agreement that Mr. Tessitore was receiving immediately prior to the date of termination, payment for accrued but unused vacation time, and payment of certain specified unreimbursed expenses.

Mr. Tessitore is subject to certain non-solicitation and non-competition covenants during the term of the employment agreement and for a period of twelve months following the termination of his employment.

As part of the Plan, the Company also entered into an employment agreement with
R.M. McEntee, dated January 16, 2004 and subsequently amended as of October 22,
2004, for an initial term of two years commencing on January 23, 2004, subject to one-year automatic renewals if notice of non-renewal is not provided by a party within the time period set forth in the agreement. The employment agreement provides that Mr. McEntee will receive an annual base salary of
$216,132, subject to upward adjustment by the Board of Directors of Fansteel
Inc. in its sole discretion, a potential annual bonus, a car allowance, and participation in employee benefit plans and, if applicable, stock option plans.

If Mr. McEntee's employment is terminated by reason of death or disability, he or his legal representatives will be entitled to receive payment of Mr.
McEntee's accrued but unpaid base salary and bonus, accrued but unused vacation time, and certain specified unreimbursed expenses. If Mr. McEntee's employment agreement is terminated for "Cause" (as defined in the agreement), voluntarily by Mr. McEntee without "Good Reason" (as defined in the agreement), or upon expiration of the term of the agreement without an earlier termination thereunder, Mr. McEntee will be entitled to receive payment of his accrued but unpaid base salary, accrued but unused vacation time, and certain specified unreimbursed expenses. If Mr. McEntee's employment is terminated without "Cause"
or by him for "Good Reason," he will be entitled to receive monthly installments of his base salary for twelve months from the date of termination, payment of a pro rata portion of his bonus for the year of termination, continuation for a period of twelve months of all employee benefits under the agreement that Mr.
McEntee was receiving immediately prior to the date of termination, payment for accrued but unused vacation time, and payment of certain specified unreimbursed expenses.

Mr. McEntee is subject to certain non-solicitation and non-competition covenants during the term of the employment agreement and for a period of twelve months following the termination of his employment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The persons owning beneficially 5% or more of the Company's outstanding Common
Stock, the stock ownership of all the Executive Officers and Directors of the
Company as a group, and the stock ownership of the named Executive Officers and
Directors as of February 28, 2005 are as follows:

           Name and Address of Beneficial Owner                  Amount Beneficially Owned         Percent of Class
-----------------------------------------------------------    ------------------------------    ---------------------

JP Morgan Fleming Asset Management (formerly Pacholder                    773,735                       22.60%
Associates, Inc)., as agent for Pension Benefit Guaranty
Corporation(1)
  8044 Montgomery Road
  Suite 555
  Cincinnati, Ohio 45236

Northern Trust Company (2)                                                630,613                       18.44%
  P.O. Box 92961
  50 S. LaSalle Street, L4
  Chicago, IL  60675-0001

Marshall & Ilsley Corporation (3)                                         315,093                       9.21%
  770 N. Water Street
  Attn:  Scott Rank, 19th Floor
  Milwaukee, WI  53202-3509

All Officers and Directors as a group (6 persons)                          7,003                         .20%

G. L. Tessitore, President and  Chief Executive Officer                    6,994                         .20%
  Fansteel Inc.
  Number One Tantalum Place
  North Chicago, IL  60064

R. M. McEntee, Vice President and  Chief Financial Officer                   9                      less than .1%
  Fansteel Inc.
  Number One Tantalum Place
  North Chicago, IL  60064

(1)  According to the Schedule 13D, dated March 8, 2004, filed with the
     Securities and Exchange Commission by Pacholder Associates, Inc.
     ("Pacholder Associates"), an investment adviser and Ohio corporation, pursuant to an investment advisory agreement between Pacholder Associates and the PBGC, dated October 1, 1999, Pacholder Associates has discretionary authority to manage the PBGC's interest in the Company and has sole voting power and sole dispositive power over the shares that Pacholder Associates, as agent for the PBGC, has received. On February 8, 2005, JP Morgan Fleming
     Asset Management announced the purchase of Pacholder Associates.

(2)  According to the Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Northern Trust Corporation,
     a Delaware corporation and parent holding company, on behalf of itself and its subsidiary, The Northern Trust Company (together with Northern Trust
     Corporation, "Northern Trust"), as of February 8, 2005, Northern Trust was
     the beneficial owner of 518,625 shares of common stock, with sole voting power over 516,427 shares, shared voting power over 2,198 shares, sole dispositive power over 518,528 shares, and shared dispositive power over 97 shares. On July 27, 2005, the final distribution of shares relating to the
     Plan of Reorganization was made with the Northern Trust Company receiving an additional 114,186 shares.

(3)  According to the Schedule 13G filed with the Securities and Exchange
     Commission on February 14, 2005 by Marshall & Ilsley Corporation, a
     Wisconsin corporation and parent holding company of M&I Marshall & Ilsley
     Bank, as of February 11, 2005, Marshall & Ilsley Corporation was the
     beneficial owner of 258,039 shares of common stock, with sole voting power and sole dispositive power over all 258,039 shares. On July 27, 2005, the final distribution of shares relating to the Plan of Reorganization was made with the Marshall & Ilsley Bank receiving an additional 57,054 shares

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our Common Stock and other equity securities. Such persons are required to furnish us with copies of all Section 16 (a) filings. Based solely on our review of the copies of such filings we have received and written representations of directors and officers, we believe that during the fiscal year ended December 31, 2004, our officers, directors, and 10% stockholders were in compliance with all Section 16 (a)
filing requirements applicable to them.

                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Annual Meeting on
December 9, 2005 must be received by the Corporate Secretary of Fansteel Inc.
(R. Michael McEntee), Number One Tantalum Place, North Chicago, Illinois, 60064,
no later than November 21, 2005.

                                  MISCELLANEOUS

Our Board of Directors knows of no other matters that are likely to come before the Annual Meeting. If any other matters should properly come before the Annual
Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

                                  ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 is available on the Company website at www.fansteel.com, or can be obtained by contacting R. Michael McEntee at the offices of Fansteel, Inc. directly at
Number One Tantalum Place, North Chicago, Illinois, 60064, or by telephone at
847-689-4900. The Form 10-K is incorporated herein by reference.

                                  FANSTEEL INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Michael McEntee and Robert R. Compernolle, and each of them, with full power of substitution, to vote as indicated below, and act with respect to all shares of Common Stock of Fansteel Inc., a Delaware corporation (the "Corporation"), standing in the name of the undersigned, at the
Annual Meeting of Stockholders to be held at Union League Club, 65 West Jackson
Blvd., Chicago, Illinois, 60604, on December 9, 2005 at 9:00 A.M. Central time, or at any adjournment thereof, with all the power the undersigned would possess if personally present:

1. Ratification of the appointment of BDO Seidman LLP as independent auditors.

         [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. Election of the following nominees as directors of the Corporation:

                               Gary L. Tessitore,
                              Jeffery G. Vogelsang,
                             David A. Groshoff, and
                                 John A. Parker.

         [ ] FOR all nominees (except as         [ ] WITHHOLD AUTHORITY to vote
             otherwise marked above)                 for all nominees

         INSTRUCTIONS:  To withhold authority to vote for any particular nominee, strike through such person's name in the above
                        list.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s)
   thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelope.

                    Date:                                       , 2005
                         ---------------------------------------

                         ---------------------------------------

                         ---------------------------------------

                    Please sign exactly as name appears hereon. For a joint
                    account, each owner should sign. Persons signing as
                    attorney, executor, administrator, trustee or guardian or in any other representative capacity should indicate their full title. If a corporation, please sign in full corporate name by president of other authorized officer. If a partnership, please sign in partnership name by authorized person.